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                                AMENDMENT NO. 1

Amendment to the Participation Agreement among The Travelers Insurance Company (the "Company"), American Odyssey Funds, Inc. (the "Series Fund") and Copeland Equities, Inc. (the "Underwriter") dated February 23, 1993.

WHEREAS each of the parties desires to expand the Accounts of the Company which invest in shares of the Series Fund. The Company, the Series Fund and the Underwriter hereby agree to amend Schedule A of the Agreement by adding the following to the existing language on Schedule A:

The Travelers Fund UL for Variable Life Insurance, established November 4, 1983.

IN WITNESS WHEREOF, of each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of __________ ,1994.

                                     THE TRAVELERS INSURANCE COMPANY
                                     By its authorized officer

                                     By:
                                           -----------------------------
                                     Title:
                                           -----------------------------
                                     Date:
                                           -----------------------------

                                     AMERICAN ODYSSEY FUNDS, INC.
                                     By its authorized officer

                                     By:
                                           -----------------------------
                                     Title:
                                           -----------------------------
                                     Date:
                                           -----------------------------

                                     COPELAND EQUITIES, INC.
                                     By its authorized officer

                                     By:
                                           -----------------------------
                                     Title:
                                           -----------------------------
                                     Date:
                                           -----------------------------

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                                   Schedule A

The Travelers Fund U for Variable Annuities, established May 7, 1982.

The Travelers Fund UL for Variable Life Insurance, established November 4, 1983.


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